UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2020
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard
Las Vegas,	NV	89118
(Address of principal executive offices)		(Zip Code)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	SWCH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2020, the Board of Directors (the “Board”) of Switch, Inc. (the “Company”) increased the size of the Board to eight and appointed Liane Pelletier as a member of the Board, effective November 4, 2020, to serve until the Company’s 2021 annual meeting of stockholders. The Board has not yet determined the committees of the Board on which Ms. Pelletier will serve.

The Board determined that Ms. Pelletier is an “independent director,” as defined under the applicable rules of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange. There are no arrangements or understandings between Ms. Pelletier and any other person pursuant to which Ms. Pelletier was selected as a director. There are no transactions in which Ms. Pelletier has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Pelletier will participate in the standard compensation arrangements for the Company’s non-employee directors, as disclosed in the Company’s most recent proxy statement, filed April 29, 2020, the description of which is incorporated herein by reference.

Ms. Pelletier has served as an independent director since 2011. From 2003 through 2011, Ms. Pelletier was the Chairwoman, Chief Executive Officer, and President of Alaska Communications Systems, an Alaska-based telecommunications and information technology services provider. Prior to this, Ms. Pelletier held a number of executive positions at Sprint Corporation, a telecommunications company. Ms. Pelletier currently serves on the board of directors at Expeditors International of Washington, Inc., a global logistics company (since May 2013), Frontdoor, Inc., a home services business (since September 2018), and ATN International, Inc., a holding company with investments in telecommunication companies (since June 2012). In 2017, she earned a professional certificate in cyber security from Carnegie Mellon’s Software Engineering Institute/NACD. Ms. Pelletier earned her B.A. in Economics from Wellesley College and an M.S. from the Sloan School of Business at the Massachusetts Institute of Technology.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the matters described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 8, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 8, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 8, 2020	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer